SWAP TRANSACTION CONFIRMATION

Date:	May 31, 2006
To:	Wells Fargo Bank, N.A., not individually, but solely as Securities Administrator of the Supplemental Interest Trust with respect to First Franklin Mortgage Loan Trust 2006-FF7 ("Counterparty")
Address:	9062 Old Annapolis Road
Columbia, Maryland 21045 UNITED STATES
Fax:	410-884-2000
Attention:	Client Manager, FFMLT 2006-FF7
From:	Wachovia Bank, N.A. ("Wachovia")
Ref. No.	1456008

Dear Sir or Madam,

This confirms the terms of the Transaction described below between Counterparty and Wachovia. The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern. Terms capitalized but not defined herein or in the Definitions shall have the respective meanings attributed to them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of May 1, 2006, among HSI Asset Securitization Corporation (Depositor), Wells Fargo Bank, N.A. (Master Servicer, Securities Administrator, and Custodian), National City Home Loan Services, Inc. (Servicer), First Franklin Financial Corporation (Mortgage Loan Seller) and Deutsche Bank National Trust Company (Trustee). Fixed Amounts and Floating Amounts for each applicable Payment Date hereunder will be calculated in accordance with the ISDA Definitions, and if any Fixed Amount and Floating Amount are due for the same Payment Date hereunder, then those amounts shall not be payable and instead the Fixed Rate Payer shall pay the positive difference, if any, between the Fixed Amount and the Floating Amount, and the Floating Rate Payer shall pay the positive difference, if any, between the Floating Amount and the Fixed Amount.

1. The terms of the particular Transaction to which the Confirmation relates are as follows:

Transaction Type: Currency for Payments: Term:	Interest Rate Swap U.S. Dollars
Trade Date:	May 31, 2006
Effective Date:

June 25, 2006 in respect of Fixed Amounts.

June 26, 2006 in respect of Floating Amounts.

The Effective Date is the first day of the first Calculation Period. However, the rights and obligations of both parties under this Transaction are in effect as of the Trade Date.

Termination Date:	January 25, 2010 in respect of Fixed Amounts January 25, 2010 in respect of Floating Amounts, subject to the Following Business Day Convention.
Fixed Amounts:

Fixed Rate Payer:	Counterparty
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment I hereto
Period End Dates: Payment Dates:	Monthly on the 25th of each month, commencing July 25, 2006, through and including the Termination Date; No Adjustment. 1 New York Banking Day before Period End Dates.
Business Day Convention:	Following
Business Day:	New York
Fixed Rate:	5.40%
Fixed Rate Day Count Fraction:	30/360
Fixed Amount:

Notwithstanding the provisions of Section 5.1(b) of the 2000 ISDA Definitions, the Fixed Amount shall be equal to the product of 100 * the Notional Amount * the Fixed Rate * the Fixed Rate Day Count Fraction.

Floating Amounts:

Floating Rate Payer:	Wachovia
Notional Amount:	For a Calculation Period, the amount set forth opposite that Calculation Period on Attachment II hereto
Period End Dates:	Monthly on the 25th of each month, commencing July 25, 2006, through and including the Termination Date, subject to adjustment in accordance with the Following Business Day Convention.
Payment Dates:	1 New York Banking Day before Period End Dates.
Business Day Convention:	Following
Business Day:	New York
Floating Rate Option:	USD-LIBOR-BBA
Designated Maturity:	1 Month
Spread:	None
Floating Rate Day Count Fraction:	Actual/360
Floating Rate determined:	Two London Banking Days prior to each Reset Date.
Reset Dates:	The first day of each Calculation Period.
Compounding:	Inapplicable
Rounding convention:	5 decimal places per the ISDA Definitions.
Floating Amounts:

Notwithstanding the provisions of Section 6.1(a) of the 2000 ISDA Definitions, the Floating Amount shall be equal to the product of 100 * the Notional Amount * the Floating Rate * the Floating Rate Day Count Fraction.

2. The additional provisions of this Confirmation are as follows:

Calculation Agent:	Wachovia
Payment Instructions:	Wachovia Bank, N.A. CIB Group, ABA 053000219 Ref: Derivative Desk (Trade No: 1456008) Account #: 04659360006116
Wachovia Contacts:	Settlements and/or Rate Resets: Tel: (800) 249-3865 Fax: (704) 383-9139

Documentation :

Tel: (704) 383-4599 Fax: (704) 383-9139

Collateral: Tel: (704) 383-9529

Please quote transaction reference number.
Payments to Counterparty:	Wells Fargo Bank, N.A. ABA 121-000-248 Account number: [ Please Provide] Account Name: Corporate Trust Clearing FFC: 50917201 FFMLT 2006-FF7 Supplemental Interest Trust

Documentation

This Confirmation supplements, forms part of, and is subject to, the Master Agreement between Wachovia and Counterparty dated as of May 31, 2006, as amended and supplemented from time to time (the "ISDA Master Agreement"). All provisions contained or incorporated by reference in the Master Agreement will govern this Confirmation except as expressly modified herein.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing a copy of this Confirmation and returning it to us at fax number (704) 383-9139.

Very truly yours,

Wachovia Bank, N.A.

By: /s/  Kim V. Farr

Name:  Kim V. Farr

Title:    Director

SP_

Ref. No. 1456008

Accepted and confirmed as of date first above written:

Wells Fargo Bank, N.A., not individually, but

solely as Securities Administrator of the Supplemental Interest

Trust with respect to First Franklin Mortgage

Loan Trust 2006-FF7

By: /s/  Sandra Whalen

Name:  Sandra Whalen

Title:    Vice President

ATTACHMENT I

Amortization Schedule for 1456008

Calculation Period			USD Notional Amount
(from and including, to but excluding)
25-Jun-06	to	25-Jul-06	11,254,359.05
25-Jul-06	to	25-Aug-06	11,100,096.70
25-Aug-06	to	25-Sep-06	10,906,764.32
25-Sep-06	to	25-Oct-06	10,674,567.83
25-Oct-06	to	25-Nov-06	10,404,085.56
25-Nov-06	to	25-Dec-06	10,096,283.55
25-Dec-06	to	25-Jan-07	9,752,525.59
25-Jan-07	to	25-Feb-07	9,374,578.21
25-Feb-07	to	25-Mar-07	8,964,609.52
25-Mar-07	to	25-Apr-07	8,525,272.45
25-Apr-07	to	25-May-07	8,106,956.28
25-May-07	to	25-Jun-07	7,708,648.13
25-Jun-07	to	25-Jul-07	7,329,389.74
25-Jul-07	to	25-Aug-07	6,968,268.81
25-Aug-07	to	25-Sep-07	6,624,416.79
25-Sep-07	to	25-Oct-07	6,297,006.77
25-Oct-07	to	25-Nov-07	5,985,253.04
25-Nov-07	to	25-Dec-07	5,688,404.40
25-Dec-07	to	25-Jan-08	5,405,747.26
25-Jan-08	to	25-Feb-08	5,136,298.41
25-Feb-08	to	25-Mar-08	4,663,515.42
25-Mar-08	to	25-Apr-08	4,237,246.35
25-Apr-08	to	25-May-08	3,852,995.17
25-May-08	to	25-Jun-08	3,506,001.34
25-Jun-08	to	25-Jul-08	3,192,547.69
25-Jul-08	to	25-Aug-08	3,007,125.25
25-Aug-08	to	25-Sep-08	2,831,930.24
25-Sep-08	to	25-Oct-08	2,666,198.05
25-Oct-08	to	25-Nov-08	2,480,077.14
25-Nov-08	to	25-Dec-08	2,307,262.16
25-Dec-08	to	25-Jan-09	2,146,686.38
25-Jan-09	to	25-Feb-09	1,997,377.90
25-Feb-09	to	25-Mar-09	1,997,377.90
25-Mar-09	to	25-Apr-09	1,882,685.02
25-Apr-09	to	25-May-09	1,767,078.76
25-May-09	to	25-Jun-09	1,669,486.05
25-Jun-09	to	25-Jul-09	1,577,387.74
25-Jul-09	to	25-Aug-09	1,490,469.48
25-Aug-09	to	25-Sep-09	1,408,435.17
25-Sep-09	to	25-Oct-09	1,328,455.73
25-Oct-09	to	25-Nov-09	1,252,324.36
25-Nov-09	to	25-Dec-09	1,180,457.99
25-Dec-09	to	25-Jan-10	1,112,613.62

ATTACHMENT II

Amortization Schedule for 1456008

Calculation Period			USD Notional Amount
(from and including, to but excluding)

26-Jun-06	to	25-Jul-06	11,254,359.05
25-Jul-06	to	25-Aug-06	11,100,096.70
25-Aug-06	to	25-Sep-06	10,906,764.32
25-Sep-06	to	25-Oct-06	10,674,567.83
25-Oct-06	to	27-Nov-06	10,404,085.56
27-Nov-06	to	26-Dec-06	10,096,283.55
26-Dec-06	to	25-Jan-07	9,752,525.59
25-Jan-07	to	26-Feb-07	9,374,578.21
26-Feb-07	to	26-Mar-07	8,964,609.52
26-Mar-07	to	25-Apr-07	8,525,272.45
25-Apr-07	to	25-May-07	8,106,956.28
25-May-07	to	25-Jun-07	7,708,648.13
25-Jun-07	to	25-Jul-07	7,329,389.74
25-Jul-07	to	27-Aug-07	6,968,268.81
27-Aug-07	to	25-Sep-07	6,624,416.79
25-Sep-07	to	25-Oct-07	6,297,006.77
25-Oct-07	to	26-Nov-07	5,985,253.04
26-Nov-07	to	26-Dec-07	5,688,404.40
26-Dec-07	to	25-Jan-08	5,405,747.26
25-Jan-08	to	25-Feb-08	5,136,298.41
25-Feb-08	to	25-Mar-08	4,663,515.42
25-Mar-08	to	25-Apr-08	4,237,246.35
25-Apr-08	to	27-May-08	3,852,995.17
27-May-08	to	25-Jun-08	3,506,001.34
25-Jun-08	to	25-Jul-08	3,192,547.69
25-Jul-08	to	25-Aug-08	3,007,125.25
25-Aug-08	to	25-Sep-08	2,831,930.24
25-Sep-08	to	27-Oct-08	2,666,198.05
27-Oct-08	to	25-Nov-08	2,480,077.14
25-Nov-08	to	26-Dec-08	2,307,262.16
26-Dec-08	to	26-Jan-09	2,146,686.38
26-Jan-09	to	25-Feb-09	1,997,377.90
25-Feb-09	to	25-Mar-09	1,997,377.90
25-Mar-09	to	27-Apr-09	1,882,685.02
27-Apr-09	to	26-May-09	1,767,078.76
26-May-09	to	25-Jun-09	1,669,486.05
25-Jun-09	to	27-Jul-09	1,577,387.74
27-Jul-09	to	25-Aug-09	1,490,469.48
25-Aug-09	to	25-Sep-09	1,408,435.17
25-Sep-09	to	26-Oct-09	1,328,455.73
26-Oct-09	to	25-Nov-09	1,252,324.36
25-Nov-09	to	28-Dec-09	1,180,457.99
28-Dec-09	to	25-Jan-10	1,112,613.62